Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief executive officer of Lumera Corporation (the “Company”), does hereby certify that to the undersigned’s knowledge:

1) the Company’s Form 10- Q for the three months ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) the information contained in the Company’s Form 10-Q for the three months March 31, 2006 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 11, 2006	/S/ THOMAS D. MINO
Thomas D. Mino
Chief Executive Officer